Exhibit 10.1

IPC ACQUISITION CORP.
CERTAIN SUBSIDIARIES OF IPC ACQUISITION CORP.
88 Pine Street
New York, New York 10005

AMENDMENT NO. 1 TO
AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT

December 12, 2003

GENERAL ELECTRIC CAPITAL CORPORATION
     as Administrative Agent under the
     Credit Agreement defined herein
2325 Lakeview Parkway, Suite 700
Alpharetta, GA 30004

Ladies and Gentlemen:

          Each of IPC Acquisition Corp. (the “Company”) and the Company’s subsidiaries set forth below (collectively, the “Guarantors”), hereby agrees with you as follows:

1.     Reference to Credit Agreement and Definitions. Reference is made to the Amended and Restated Credit and Guaranty Agreement dated as of August 29, 2003 among the Company, the Guarantors, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, and as Syndication Agent, General Electric Capital Corporation, as Administrative Agent and as Collateral Agent, and CIT Lending Services Corporation, as Documentation Agent (the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2.     Recital. The Company has advised the Lenders that it desires certain amendments to the Credit Agreement in order to make a clarification to the definition of “Consolidated Net Income”. The Requisite Lenders have agreed to amend the definition of “Consolidated Net Income” in the Credit Agreement.

3.     Amendments. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          3.1. The definition of “Consolidated Net Income” set forth in Section 1.1 of the Credit Agreement is amended by deleting clause (e) in its entirety and replacing it with the following:

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

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“(e) (to the extent not included in clauses (a) through (d) above) any net extraordinary or nonrecurring gains and losses, costs, and restructuring and other charges (including, without limitation any one-time costs incurred in connection with acquisitions).”

4.     Representations and Warranties. In order to induce you to enter into this amendment, the Company and each of the Guarantors hereby represent and warrant that (i) each of the representations and warranties contained in Section 4 of the Credit Agreement is true and correct in all material respects (except that, to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, such representation or warranty shall be true in all respects) on the date hereof, except for representations and warranties that speak as of a specific date in which they were true and correct in all material respects (except that, to the extent any such representation or warranty is qualified by materiality or Material Adverse Effect, such representation or warranty was true in all respects) on such earlier date and (ii) after giving effect to this amendment no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5.     Miscellaneous. Except as expressly modified by this amendment, the Credit Agreement and each of the other Credit Documents are and remain unchanged and in full force and effect. This amendment may be executed in any number of counterparts, which together shall constitute one instrument, shall be a Credit Document, shall be governed by and construed in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of the Lenders and the Agents when both the Company and the Agents shall have one or more copies hereof executed by each of the Company, the Guarantors, the Agents and Requisite Lenders.

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Very truly yours,

IPC ACQUISITION CORP.

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC INFORMATION SYSTEMS, INC.

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC FUNDING CORP.

By:	/s/ John McSherry

Name: John McSherry
Title:

V BAND CORPORATION

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC INFORMATION SYSTEMS FAR EAST INC.

By:	/s/ John McSherry

Name: John McSherry
Title:

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

IPC INFORMATION SYSTEMS HOLDINGS, INC.

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC INFORMATION SYSTEMS HOLDINGS USA, INC.

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC INFORMATION SYSTEMS SERVICES, INC.

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC INFORMATION SYSTEMS HOLDINGS, L.L.C.

By:	/s/ John McSherry

Name: John McSherry
Title:

IPC INFORMATION SYSTEMS HOLDINGS USA, L.L.C.

By:	/s/ John McSherry

Name: John McSherry
Title:

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

IPC INFORMATION SYSTEMS SERVICES, L.L.C.

By:	/s/ John McSherry

Name: John McSherry
Title:

GAINS ACQUISITION CORP.

By:	/s/ John McSherry

Name: John McSherry
Title:

GAINS INTERNATIONAL (U.S.) INC.

By:	/s/ John McSherry

Name: John McSherry
Title:

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent, and a Lender

By:	/s/ Raymond N Shu

Name:	Raymond N Shu
Title:	Duly Authorized Signatory

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

GOLDMAN SACHS CREDIT PARTNERS L.P. as Sole Lead Arranger and Syndication Agent

By:	/s/ Elizabeth Fischer

Authorized Signatory

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

CIT LENDING SERVICES CORPORATION, as Documentation Agent and a Lender

By:	/s/ Doug Maher

Name: Doug Maher
Title: Vice President

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

Monument Capital Ltd., as Assignee By: Alliance Capital Management L.P., as Investment Manager By: Alliance Capital Management Corporation as General Partner

By:	/s/ Joel Serebransky

Name: Joel Serebransky
Title: Senior Vice President

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT	EXECUTION

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